CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
			AS ADOPTED PURSUANT TO
	      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
	      ---------------------------------------------

Name of Issuer:	MANAGERS AMG FUNDS - RORER LARGE-CAP FUND,
		RORER MID-CAP FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a)
	or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all
	material respects, the financial condition and results of operations of the issuer.



Dated:	July 2, 2004			/s/ Peter M. Lebovitz
	------------			---------------------
					Peter M. Lebovitz
					President

	    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
			AS ADOPTED PURSUANT TO
	      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
	      ---------------------------------------------

Name of Issuer:	MANAGERS AMG FUNDS - RORER LARGE-CAP FUND,
		RORER MID-CAP FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a)
	or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all
	material respects, the financial condition and results of operations of the issuer.



Dated:	July 2, 2004			/s/ Galan G. Daukas
	------------			-------------------
					Galan G. Daukas
					Chief Financial Officer